==============================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)  August 7, 1997
                                                         --------------------

                      FIRST NATIONAL BANK OF COMMERCE
-----------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                               United States
-----------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


              333-24023                                 72-0269760
-------------------------------------     -----------------------------------
      (Commission File Number)           (I.R.S. Employer Identification No.)


   201 Saint Charles Avenue, 29th Floor, New Orleans, Louisiana       70170
-----------------------------------------------------------------------------
      (Address of Principal Executive Offices)                     (Zip Code)


                               (504) 623-1492
-----------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



==============================================================================

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.      Document Description
-------    --------------------

  1.1 Underwriting Agreement between First National Bank of Commerce ("First NBC") and Merrill Lynch, Pierce Fenner & Smith
           Incorporated, as Representative of the Several Underwriters, dated as of July 30, 1997.

  4.1 Pooling and Servicing Agreement between First NBC and The First National Bank of Chicago (the "Trustee"), dated as of August 7, 1997.

  4.2 Series 1997-1 Supplement between First NBC and the Trustee, dated as of August 7, 1997.

  8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated August 7, 1997.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      FIRST NATIONAL BANK OF COMMERCE
                      (Registrant)




Dated: August ___, 1997                 By:  /s/  Michael J. Fowler
                                            -----------------------
                                        Name: Michael J. Fowler
                                        Title: Executive Vice President

                             INDEX TO EXHIBITS



Exhibit
  No.       Document Description
-------     --------------------
 1.1        Underwriting Agreement between First National Bank of Commerce
            ("First NBC") and Merrill Lynch, Pierce Fenner & Smith
            Incorporated, as Representative of the Several Underwriters, dated as of July 30, 1997

 4.1 Pooling and Servicing Agreement between First NBC and The First National Bank of Chicago (the "Trustee"), dated as of August 7, 1997.

4.2 Series 1997-1 Supplement between First NBC and the Trustee, dated as of August 7, 1997.

8.1 Opinion of Mayer, Brown & Platt with respect to tax matters dated August 7, 1997.